MERRILL LYNCH
FUNDAMENTAL
GROWTH
FUND, INC.








FUND LOGO








Annual Report

August 31, 1996





Officers and Directors
Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon, Jr., Director
Melvin R. Seiden, Director
Steven B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Norman R. Harvey, Senior Vice President
Donald C. Burke, Vice President
Lawrence R. Fuller, Vice President and
 Portfolio Manager
Gerald M. Richard, Treasurer
Ira P. Shapiro, Secretary

Custodian
The Chase Manhattan Bank, N.A.
Global Securities Services
Chase MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863










This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.


Merrill Lynch
Fundamental
Growth Fund, Inc.
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



MERRILL LYNCH FUNDAMENTAL GROWTH FUND, INC.


DEAR SHAREHOLDER

For the quarter ended August 31, 1996, total returns for Merrill Lynch Fundamental Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +0.22%, -0.08%, -0.08% and +0.15%, respectively, outperforming the total return of -2.00% for the unmanaged Standard & Poor's 500 Index (S&P 500). (Results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information, including average annual total returns, can be found on pages 3--5 of this report to shareholders.) The Fund's outperformance reflects its significant industry weighting in pharmaceuticals and its focus on relatively stable growth companies in the consumer non-durable and services sectors. Stock selection was also beneficial with seven of the ten-largest equity holdings producing total returns greater than the S&P 500. Finally, we significantly increased the cash reserve level to approximately 19% of net assets in late August before the general decline in US equity markets.


The Environment
The recent increases in energy and food commodity prices, political and military unrest in the Middle East, rising wage gains, and fiscal policy uncertainties created by the national political campaign, caused us to become concerned about the increased price volatility in both the US bond and stock markets. We continue to believe, on the basis of our analysis of a wide range of economic and business indicators, including management statements concerning the business outlook, that we will see a relatively slow growth period continue to develop for the US economy.


Investment Strategy
We plan to reinvest the Fund's cash reserves in large-capitalization global growth companies where we anticipate managements can produce consistent and above-average annual rates of growth in earnings. Cash reserves were increased late in the August quarter by reducing the Fund's weightings in holdings which tend to experience greater stock price volatility relative to the S&P 500. We generally seek to keep the weekly percentage changes in the share prices of Merrill Lynch Fundamental Growth Fund, Inc. less volatile than the changes in the S&P 500. The Fund's largest industry sector continued to be pharmaceuticals which were 16.9% of net assets at August 31, 1996. The top ten industries represented 56.7% of net assets. The top ten companies totaled 32.8% of net assets, with the largest holding, Johnson & Johnson, comprising 3.8%. (See page 2 of this report to shareholders for complete listings of these top ten positions.)

Fiscal Year in Review
Total returns for the fiscal year ended August 31, 1996 of Merrill Lynch Fundamental Growth Fund, Inc.'s Class A, Class B, Class C and Class D Shares were +19.02%, +17.68%, +17.68% and +18.70%, respec-
tively, compared to the +18.72% total return for the unmanaged S&P
500. For the same period, the average total return for the Growth Funds Group calculated by Lipper Analytical Services, Inc. was +12.70%.

The major positive factors for investment performance during the fiscal year ended August 31, 1996, were our continued focus on pharmaceuticals as the largest industry weighting, and the consistent weighting of over 50% of net assets in consumer non-durable goods and services companies. In addition, the Fund had a relatively modest cash reserve position throughout the fiscal year until late in August 1996.

During the first half of the fiscal year ended August 31, 1996, our investment strategy remained relatively unchanged. However, during the quarter ended May 31, 1996, the most significant increase in sector weightings was in the financial sector, which was increased from 5.0% of net assets on February 29, 1996 to 14.8% at May 31, 1996. We decreased the retailing sector from 5.9% of net assets to 1.4% during the same time period. The shift in industry focus reflected our expectation that the consumer spending growth rate would slow, leading to reduced inflationary expectations and lower interest rates. Therefore, we had only a 2.4% investment weighting in retailing and 14.2% in financial services at August 31, 1996. We anticipate a continued slowdown in consumer spending, in particular on durable goods such as motor vehicles, housing and computer systems, and a gradual reduction in inflationary expectations as the slowdown in real growth becomes more convincing to investors. Obviously, a major household tax reduction at the Federal level would change this outlook.

Our investment strategy remained consistent over the fiscal year ended August 31, 1996 with the majority of the investment holdings focused on large-capitalization global growth companies. We also steadily reduced the Fund's investment exposure to the more cyclical growth sectors such as technology and retailing.


In Conclusion
We thank you for your continued investment in Merrill Lynch
Fundamental Growth Fund, Inc., and we look forward to updating you on our investment strategy and activities in our next quarterly report.

Sincerely,

(Arthur Zeikel)
Arthur Zeikel
President






(Lawrence R. Fuller)
Lawrence R. Fuller
Vice President and Portfolio Manager

October 2, 1996



IMPORTANT TAX INFORMATION (unaudited)

The following information summarizes all the per share distributions paid by Merrill Lynch Fundamental Growth Fund, Inc. during its taxable year ended August 31, 1996:
Record             Payable             Qualifying           Non-Qualifying             Total
 Date               Date            Ordinary Income        Ordinary Income        Ordinary Income
12/11/95          12/19/95              $.068224               $.190980               $.259204

Additionally, there were no long-term capital gains distributed by the Fund during the year.

Please retain this information for your records.



PORTFOLIO INFORMATION


Ten Largest Holdings                Percent of
(Equity Investments)                Net Assets

Johnson & Johnson                       3.8%
Merck & Co., Inc.                       3.7
SmithKline Beecham PLC (ADR)            3.6
Pfizer Inc.                             3.5
The Gillette Co.                        3.3
Amgen, Inc.                             3.2
Federal National Mortgage Association   3.1
Sara Lee Corporation                    2.9
PepsiCo, Inc.                           2.9
Wells Fargo & Company                   2.8

Ten Largest Industries               Percent of
(Equity Investments)                 Net Assets

Pharmaceuticals                        16.9%
Banking & Financial                     5.5
Beverages                               5.4
Food                                    5.1
Financial Services                      4.9
Software--Computer                      4.3
Insurance                               3.8
Medical--Technology                     3.8
Cosmetics                               3.7
Entertainment                           3.3



PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 5.25% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors, as detailed in the Fund's prospectus. If you were a Class A shareholder prior to October 21, 1994, your Class A Shares were redesignated to Class D Shares on October 21, 1994, which, in the case of certain eligible investors, were simultaneously exchanged for Class A Shares.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after 8 years. (There is no initial sales charge for automatic share conversions.) If you were a Class B shareholder prior to October 21, 1994, your Class B Shares were redesignated to Class C Shares on October 21, 1994.

* Class C Shares are subject to a distribution fee of 0.75% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 5.25% and an account maintenance fee of 0.25% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.


Recent Performance Results
                                                                                                 12 Month   3 Month
                                                                  8/31/96     5/31/96   8/31/95  % Change   % Change
ML Fundamental Growth Fund, Inc. Class A Shares*                  $13.60      $13.57    $11.66    +16.64%     +0.22%
ML Fundamental Growth Fund, Inc. Class B Shares*                   13.14       13.15     11.40    +15.26      -0.08
ML Fundamental Growth Fund, Inc. Class C Shares*                   13.14       13.15     11.40    +15.26      -0.08
ML Fundamental Growth Fund, Inc. Class D Shares*                   13.54       13.52     11.64    +16.32      +0.15
Standard & Poor's 500 Index**                                     651.99      669.12    561.88    +16.04      -2.56
ML Fundamental Growth Fund, Inc. Class A Shares--Total Return*                                    +19.02(1)   +0.22
ML Fundamental Growth Fund, Inc. Class B Shares--Total Return*                                    +17.68(1)   -0.08
ML Fundamental Growth Fund, Inc. Class C Shares--Total Return*                                    +17.68(1)   -0.08
ML Fundamental Growth Fund, Inc. Class D Shares--Total Return*                                    +18.70(1)   +0.15
Standard & Poor's 500 Index--Total Return**                                                       +18.72      -2.00

  *Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included.
 **An unmanaged broad-based Index comprised of common stocks. Total investment returns for unmanaged indexes are based on estimates.
(1)Percent change includes reinvestment of $0.259 per share ordinary income dividends.


PERFORMANCE DATA (continued)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the S&P 500 Total Return Index. Beginning and ending values are:

                                           10/21/94**    8/96

ML Fundamental Growth Fund, Inc.++--
Class A Shares*                            $ 9,475     $13,595

ML Fundamental Growth Fund, Inc.++--
Class B Shares*                            $10,000     $13,774

S&P 500 Total Return Index++++             $10,000     $14,682


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the S&P 500 Total Return Index. Beginning and ending values are:

                                           12/24/92**    8/96

ML Fundamental Growth Fund, Inc.++--
Class C Shares*                            $10,000     $13,863

ML Fundamental Growth Fund, Inc.++--
Class D Shares*                            $ 9,475     $13,522

S&P 500 Total Return Index++++             $10,000     $16,339

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of Operations.
  ++Merrill Lynch Fundamental Growth Fund, Inc. invests primarily in equity securities with a particular emphasis on companies that have exhibited above-average growth rates in earnings.
++++This unmanaged broad-based Index is comprised of common stocks.

    Past performance is not predictive of future performance.



Average Annual Total Return


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/96                        +27.02%        +20.35%
Inception (10/21/94)
through 6/30/96                           +24.99         +21.08

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/96                        +25.74%        +21.74%
Inception (10/21/94)
through 6/30/96                           +23.79         +22.25

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                         % Return       % Return
                                       Without CDSC    With CDSC**

Class C Shares*

Year Ended 6/30/96                        +25.74%        +24.74%
Inception (12/24/92)
through 6/30/96                           +10.34         +10.34

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                    % Return Without  % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/96                        +26.68%        +20.03%
Inception (12/24/92)
through 6/30/96                           +11.19         + 9.50

[FN]
 *Maximum sales charge is 5.25%.
**Assuming maximum sales charge.

PERFORMANCE DATA (concluded)

Performance Summary--Class A Shares++
                                     Net Asset Value    Capital Gains
Period Covered                    Beginning     Ending   Distributed   Dividends Paid*   % Change**
10/21/94--12/31/94                 $ 9.99      $ 9.62        $0.255         $0.051        - 0.54%
1995                                 9.62       12.61          --            0.259        +33.75
1/1/96--8/31/96                     12.61       13.60          --             --          + 7.85
					                     ------         ------
                                                       Total $0.255   Total $0.310

                                                   Cumulative total return as of 8/31/96: +43.47%**


Performance Summary--Class B Shares++
                                     Net Asset Value    Capital Gains
Period Covered                    Beginning     Ending   Distributed   Dividends Paid*   % Change***
10/21/94--12/31/94                 $ 9.85      $ 9.46        $0.255         $0.051        - 0.76%
1995                                 9.46       12.28          --            0.259        +32.53
1/1/96--8/31/96                     12.28       13.14          --             --          + 7.00
					                     ------         ------
                                                       Total $0.255   Total $0.310

                                                   Cumulative total return as of 8/31/96: +40.74%***


Performance Summary--Class C Shares++
                                     Net Asset Value    Capital Gains
Period Covered                    Beginning     Ending   Distributed   Dividends Paid*   % Change***
12/24/92--12/31/92                 $10.00      $ 9.92          --             --          - 0.80%
1993                                 9.92       10.43          --             --          + 5.14
1994                                10.43        9.46        $0.255         $0.051        - 6.28
1995                                 9.46       12.28          --            0.259        +32.53
1/1/96--8/31/96                     12.28       13.14          --             --          + 7.00
					                     ------         ------
                                                       Total $0.255   Total $0.310

                                                   Cumulative total return as of 8/31/96: +38.63%***


Performance Summary--Class D Shares++
                                     Net Asset Value    Capital Gains
Period Covered                    Beginning     Ending   Distributed   Dividends Paid*   % Change**
12/24/92--12/31/92                 $10.00      $ 9.92          --             --          - 0.80%
1993                                 9.92       10.51          --             --          + 5.95
1994                                10.51        9.61        $0.255         $0.051        - 5.56
1995                                 9.61       12.58          --            0.259        +33.58
1/1/96--8/31/96                     12.58       13.54          --             --          + 7.63
					                     ------         ------
                                                       Total $0.255   Total $0.310

                                                   Cumulative total return as of 8/31/96: +42.71%**

  *Figures may include short-term capital gains distributions. **Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not include sales charge; results would be lower if sales charge was included.
***Figures assume reinvestment of all dividends and capital gains distributions at net asset value on the ex-dividend date, and do not reflect deduction of any sales charge; results would be lower if sales charge was deducted.
 ++As a result of the implementation of the Merrill Lynch Select
   Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares, and Class B Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class C Shares.



SCHEDULE OF INVESTMENTS
                                                                                                           Value    Percent of
Industries                   Shares Held                   Stocks                           Cost         (Note 1a)  Net Assets
Advertising                      100,000     Interpublic Group of Companies, Inc.      $  3,895,297     $  4,525,000    1.9%

Automotive & Truck                20,000     Ek Chor China Motorcycle Co. Ltd.
                                             (ADR)(a)                                       734,300          152,500    0.1

Banking & Financial              120,000     State Street Boston Corp.                    5,884,170        6,495,000    2.7
                                  27,000     Wells Fargo & Company                        6,658,277        6,716,250    2.8
                                                                                       ------------     ------------  ------
                                                                                         12,542,447       13,211,250    5.5

Beverages                        120,000     The Coca-Cola Co.                            4,052,375        6,000,000    2.5
                                 240,000     PepsiCo, Inc.                                5,601,334        6,900,000    2.9
                                                                                       ------------     ------------  ------
                                                                                          9,653,709       12,900,000    5.4

Chemical Producers                30,000     Duracell International Inc.                  1,437,230        1,353,750    0.6

Computers                          5,000   ++Compaq Computer Corp.                          255,300          283,125    0.1

Cosmetics                        125,000     The Gillette Co.                             5,288,464        7,968,750    3.3
                                  20,000     International Flavors & Fragrances Inc.        973,375          860,000    0.4
                                                                                       ------------     ------------  ------
                                                                                          6,261,839        8,828,750    3.7

Electrical Equipment              10,000     Emerson Electric Co.                           658,040          837,500    0.3
                                  80,000     General Electric Co.                         5,649,799        6,650,000    2.8
                                                                                       ------------     ------------  ------
                                                                                          6,307,839        7,487,500    3.1

Electronics                        5,000     Intel Corp.                                    302,268          398,750    0.2

Energy                            70,000     Enron Corp.                                  2,732,512        2,808,750    1.2

Entertainment                    110,000     Viacom, Inc. (Class A)                       5,426,141        3,437,500    1.4
                                  80,000     The Walt Disney Co.                          4,712,519        4,560,000    1.9
                                                                                       ------------     ------------  ------
                                                                                         10,138,660        7,997,500    3.3

Financial Services               240,000     Federal National Mortgage Association        7,569,209        7,440,000    3.1
                                 100,000     The Travelers Group Inc.                     3,580,882        4,337,500    1.8
                                                                                       ------------     ------------  ------
                                                                                         11,150,091       11,777,500    4.9

Food                             120,000     ConAgra, Inc.                                5,230,114        5,055,000    2.1
                                 220,000     Sara Lee Corporation                         7,245,729        6,930,000    2.9
                                   5,000     Wrigley (Wm.) Jr. Co. (Class B)                222,850          270,625    0.1
                                                                                       ------------     ------------  ------
                                                                                         12,698,693       12,255,625    5.1

Food Merchandising               100,000     Albertson's, Inc.                            3,884,383        4,237,500    1.8

Hotel                             25,000     Marriott International, Inc.                 1,173,025        1,371,875    0.6

Household Durables               100,000     Rubbermaid, Inc.                             2,944,159        2,650,000    1.1

Household Products                 5,000     Colgate-Palmolive Co.                          374,261          406,250    0.1
                                  15,000     Kimberly-Clark Corporation                   1,139,898        1,175,625    0.5
                                  35,000     Procter & Gamble Co.                         2,992,019        3,110,625    1.3
                                                                                       ------------     ------------  ------
                                                                                          4,506,178        4,692,500    1.9

Information Processing            25,000     Electronic Data Systems Corp. (f)            1,361,580        1,362,500    0.6
                                  60,000     First Data Corp. (b)                         3,869,832        4,680,000    1.9
                                                                                       ------------     ------------  ------
                                                                                          5,231,412        6,042,500    2.5

Insurance                         40,000     Aetna Inc. (e)                               2,840,475        2,645,000    1.1
                                  35,000     American International Group, Inc.           3,011,642        3,325,000    1.4
                                 120,000     Travelers/Aetna Property Casualty Corp.      3,002,742        3,300,000    1.3
                                                                                       ------------     ------------  ------
                                                                                          8,854,859        9,270,000    3.8


SCHEDULE OF INVESTMENTS (concluded)
                                                                                                           Value    Percent of
Industries                   Shares Held                   Stocks                           Cost         (Note 1a)  Net Assets
Leisure                          110,000     PolyGram N.V. (ADR)(a)                    $  5,751,369     $  6,517,500    2.7%

Medical--Technology              185,000     Johnson & Johnson                            6,952,924        9,111,250    3.8

Oil Services                      10,000     Schlumberger Ltd.                              853,740          843,750    0.3

Pharmaceuticals                  130,000   ++Amgen, Inc.                                  4,954,799        7,572,500    3.2
                                 135,000     Merck & Co., Inc.                            7,480,604        8,859,375    3.7
                                 120,000     Pfizer Inc.                                  5,332,413        8,520,000    3.5
                                   5,000     Pharmacia & Upjohn, Inc. (c)                   171,550          210,000    0.1
                                 120,000     Schering-Plough Corp.                        6,298,583        6,705,000    2.8
                                 150,000     SmithKline Beecham PLC (ADR)(a)              7,759,567        8,737,500    3.6
                                                                                       ------------     ------------  ------
                                                                                         31,997,516       40,604,375   16.9

Photography                       15,000     Eastman Kodak Co.                              953,578        1,087,500    0.4

Pollution Control                 20,000     WMX Technologies Inc.                          591,174          632,500    0.3

Restaurant                        10,000     McDonald's Corp.                               365,170          463,750    0.2

Retail Specialty                   5,000     Staples Inc.                                    79,583           98,750    0.0

Retail Stores                     50,000     Wal-Mart Stores, Inc.                        1,122,689        1,325,000    0.5

Software--Computer               120,000   ++Compuserve Corporation                       3,567,407        1,455,000    0.6
                                  80,000     Computer Associates International, Inc.      3,735,658        4,200,000    1.7
                                   5,000   ++Microsoft Corp.                                459,375          612,500    0.3
                                 120,000     Oracle Corp. (d)                             4,199,700        4,215,000    1.7
                                                                                       ------------     ------------  ------
                                                                                         11,962,140       10,482,500    4.3

Telecommunications               220,000     MCI Communications Corp.                     5,583,615        5,527,500    2.3

Toys                             100,000     Hasbro, Inc.                                 3,851,771        3,675,000    1.5

Travel & Lodging                  25,000     Carnival Corporation (Class A)                 588,075          706,250    0.3

                                             Total Stocks                               175,357,545      193,320,000   80.3

                             Face Amount              Short-Term Securities

Commercial Paper*            $ 9,000,000     Deer Park Refining L.P., 5.38%
                                             due 9/10/1996                                8,986,550        8,986,550    3.8
                              10,000,000     Delaware Funding Corp., 5.30% due
                                             10/17/1996                                   9,930,806        9,930,806    4.1
                              10,000,000     National Fleet Funding Corp., 5.30%
                                             due 10/15/1996                               9,933,750        9,933,750    4.1
                                                                                       ------------     ------------  ------
                                                                                         28,851,106       28,851,106   12.0

US Government &               17,791,000     Federal Home Loan Mortgage Corp.,
Agency Obligations*                          5.18% due 9/03/1996                         17,783,320       17,783,320    7.4

                                             Total Short-Term Securities                 46,634,426       46,634,426   19.4

Total Investments                                                                      $221,991,971      239,954,426   99.7
                                                                                       ============
Other Assets Less Liabilities                                                                                678,475    0.3
                                                                                                        ------------  ------
Net Assets                                                                                              $240,632,901  100.0%
                                                                                                        ============  ======

 ++Non-income producing security.
  *Commercial Paper and certain US Government & Agency Obligations are traded on a discount basis; the interest rates shown are the discount rates paid at the time of purchase by the Fund.
(a)American Depositary Receipts (ADR).
(b)First Data Corp. acquired First Financial Management Corp.
(c)Upjohn Co. merged with Pharmacia AB.
(d)Formerly Oracle Systems Corp.
(e)Formerly Aetna Life & Casualty Company.
(f)Formerly General Motors Corp. (Class E).

FINANCIAL INFORMATION

Statement of Assets and Liabilities as of August 31, 1996
Assets:             Investments, at value (identified cost--$221,991,971) (Note 1a)                         $239,954,426
                    Receivables:
                      Capital shares sold                                                  $  1,125,999
                      Dividends                                                                 281,452        1,407,451
                                                                                           ------------
                    Deferred organization expenses (Note 1f)                                                      25,385
                    Prepaid registration fees and other assets (Note 1f)                                          35,140
                                                                                                            ------------
                    Total assets                                                                             241,422,402
                                                                                                            ------------

Liabilities:        Payables:
                      Capital shares redeemed                                                   328,722
                      Distributor (Note 2)                                                      144,632
                      Investment adviser (Note 2)                                               128,195          601,549
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       187,952
                                                                                                            ------------
                    Total liabilities                                                                            789,501
                                                                                                            ------------

Net Assets:         Net assets                                                                              $240,632,901
                                                                                                            ============

Net Assets          Class A Shares of capital stock, $0.10 par value,
Consist of:         100,000,000 shares authorized                                                           $    346,017
                    Class B Shares of capital stock, $0.10 par value,
                    100,000,000 shares authorized                                                                887,440
                    Class C Shares of capital stock, $0.10 par value,
                    100,000,000 shares authorized                                                                411,262
                    Class D Shares of capital stock, $0.10 par value,
                    100,000,000 shares authorized                                                                169,091
                    Paid-in capital in excess of par                                                         197,432,639
                    Accumulated investment loss--net                                                            (574,779)
                    Undistributed realized capital gains on investments--net                                  23,998,776
                    Unrealized appreciation on investments--net                                               17,962,455
                                                                                                            ------------
                    Net assets                                                                              $240,632,901
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $47,048,152 and 3,460,171
                    shares outstanding                                                                      $      13.60
                                                                                                            ============
                    Class B--Based on net assets of $116,641,045 and 8,874,396
                    shares outstanding                                                                      $      13.14
                                                                                                            ============
                    Class C--Based on net assets of $54,052,102 and 4,112,618
                    shares outstanding                                                                      $      13.14
                                                                                                            ============
                    Class D--Based on net assets of $22,891,602 and 1,690,916
                    shares outstanding                                                                      $      13.54
                                                                                                            ============

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statement of Operations for the Year Ended August 31, 1996
Investment          Dividends (net of $19,631 foreign withholding tax)                                       $ 2,393,883
Income              Interest and discount earned                                                                 737,227
(Notes 1d & 1e):                                                                                             -----------
                    Total income                                                                               3,131,110
                                                                                                             -----------

Expenses:           Investment advisory fees (Note 2)                                                          1,259,493
                    Account maintenance and distribution fees--Class B (Note 2)                                  920,937
                    Account maintenance and distribution fees--Class C (Note 2)                                  503,737
                    Transfer agent fees--Class B (Note 2)                                                        251,568
                    Registration fees (Note 1f)                                                                  138,599
                    Transfer agent fees--Class C (Note 2)                                                        133,830
                    Printing and shareholder reports                                                             108,225
                    Professional fees                                                                             81,036
                    Transfer agent fees--Class A (Note 2)                                                         77,046
                    Accounting services (Note 2)                                                                  57,139
                    Account maintenance fees--Class D (Note 2)                                                    44,389
                    Transfer agent fees--Class D (Note 2)                                                         40,736
                    Directors' fees and expenses                                                                  35,332
                    Amortization of organization expenses (Note 1f)                                               20,308
                    Custodian fees                                                                                17,228
                    Other                                                                                         16,235
                                                                                                             -----------
                    Total expenses                                                                             3,705,838
                                                                                                             -----------
                    Investment loss--net                                                                        (574,728)
                                                                                                             -----------

Realized &          Realized gain from investments--net                                                       25,808,365
Unrealized Gain on  Change in unrealized appreciation on investments--net                                      3,022,827
Investments--Net                                                                                             -----------
(Notes 1b, 1c,      Net Increase in Net Assets Resulting from Operations                                     $28,256,464
1e & 3):                                                                                                     ===========

                    See Notes to Financial Statements.


FINANCIAL INFORMATION (continued)

Statements of Changes in Net Assets
                                                                                           For the Year Ended August 31,
Increase (Decrease) in Net Assets:                                                             1996             1995
Operations:         Investment loss--net                                                   $   (574,728)    $   (647,006)
                    Realized gain on investments and foreign currency
                    transactions--net                                                        25,808,365        2,630,765
                    Change in unrealized appreciation/depreciation on
                    investments--net                                                          3,022,827       15,920,146
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     28,256,464       17,903,905
                                                                                           ------------     ------------

Distributions to    Realized gain on investments--net:
Shareholders          Class A                                                                  (541,580)         (81,095)
(Note 1g):            Class B                                                                (1,655,483)        (445,476)
                      Class C                                                                (1,010,551)      (1,196,817)
                      Class D                                                                  (323,823)        (213,366)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from distributions
                    to shareholders                                                          (3,531,437)      (1,936,754)
                                                                                           ------------     ------------

Capital Share       Net increase in net assets derived from capital share
Transactions        transactions                                                             73,421,174       70,633,396
(Note 4):                                                                                  ------------     ------------



Net Assets:         Total increase in net assets                                             98,146,201       86,600,547
                    Beginning of year                                                       142,486,700       55,886,153
                                                                                           ------------     ------------
                    End of year                                                            $240,632,901     $142,486,700
                                                                                           ============     ============

                    See Notes to Financial Statements.

Financial Highlights
                                                                                    Class A++++            Class B++++

                                                                                         For the                For the
                                                                              For the    Period      For the    Period
The following per share data and ratios have been derived                       Year     Oct. 21,      Year     Oct. 21,
from information provided in the financial statements.                         Ended    1994++ to     Ended    1994++ to
                                                                              Aug. 31,   Aug. 31,    Aug. 31,   Aug. 31,
Increase (Decrease) in Net Asset Value:                                         1996       1995        1996       1995
Per Share           Net asset value, beginning of period                      $  11.66   $   9.99    $  11.40   $   9.85
Operating                                                                     --------   --------    --------   --------
Performance:          Investment income (loss)--net                                .07         --        (.07)      (.09)
                      Realized and unrealized gain on investments--net            2.13       1.98        2.07       1.95
                                                                              --------   --------    --------   --------
                    Total from investment operations                              2.20       1.98        2.00       1.86
                                                                              --------   --------    --------   --------
                    Less distributions from realized gain on
                    investments--net                                              (.26)      (.31)       (.26)      (.31)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  13.60   $  11.66    $  13.14   $  11.40
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          19.02%     20.55%+++   17.68%     19.60%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     1.12%      1.46%*      2.16%      2.48%*
Net Assets                                                                    ========   ========    ========   ========
                    Investment income (loss)--net                                 .51%       .02%*      (.54%)     (.95%)*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 47,048   $ 21,288    $116,641   $ 63,748
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          82.10%     80.41%      82.10%     80.41%
                                                                              ========   ========    ========   ========
                    Average commission rate paid+++++                         $   0623         --    $  .0623         --
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

                    See Notes to Financial Statements.

FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                              Class C++++

                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                                       Dec. 24,
from information provided in the financial statements.                                                         1992++ to
                                                                                For the Year Ended August 31,   Aug. 31,
Increase (Decrease) in Net Asset Value:                                         1996        1995        1994      1993
Per Share           Net asset value, beginning of period                      $  11.40   $   9.96    $   9.86   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:          Investment loss--net                                        (.07)      (.09)       (.05)      (.05)
                      Realized and unrealized gain (loss) on investments
		      --net                                                       2.07       1.84         .15       (.09)
                                                                              --------   --------    --------   --------
                    Total from investment operations                              2.00       1.75         .10       (.14)
                                                                              --------   --------    --------   --------
                    Less distributions from realized gain on investments
                    --net                                                         (.26)      (.31)         --         --
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  13.14   $  11.40    $   9.96   $   9.86
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          17.68%     18.28%       1.01%     (1.40%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     2.15%      2.44%       2.35%      2.79%*
Net Assets                                                                    ========   ========    ========   ========
                    Investment loss--net                                         (.57%)     (.88%)      (.52%)     (.83%)*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 54,052   $ 44,220    $ 47,263   $ 45,736
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          82.10%     80.41%     112.68%     64.09%
                                                                              ========   ========    ========   ========
                    Average commission rate paid+++++                         $  .0623         --          --         --
                                                                              ========   ========    ========   ========

                                                                                              Class D++++

                                                                                                                For the
                                                                                                                Period
The following per share data and ratios have been derived                                                       Dec. 24,
from information provided in the financial statements.                                                          1992++ to
                                                                                For the Year Ended August 31,   Aug. 31,
Increase (Decrease) in Net Asset Value:                                         1996       1995         1994      1993
Per Share           Net asset value, beginning of period                      $  11.64   $  10.09    $   9.91   $  10.00
Operating                                                                     --------   --------    --------   --------
Performance:          Investment income (loss)--net                                .03       (.01)        .03         --
                      Realized and unrealized gain (loss) on
                      investments--net                                            2.13       1.87         .15       (.09)
                                                                              --------   --------    --------   --------
                    Total from investment operations                              2.16       1.86         .18       (.09)
                                                                              --------   --------    --------   --------
                    Less distributions from realized gain on investments
                    --net                                                         (.26)      (.31)         --         --
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  13.54   $  11.64    $  10.09   $   9.91
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                          18.70%     19.15%       1.82%      (.90%)+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses                                                     1.37%      1.65%       1.58%      2.03%*
Net Assets:                                                                   ========   ========    ========   ========
                    Investment income (loss)--net                                 .24%      (.10%)       .31%      (.04%)*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $ 22,892   $ 13,231    $  8,623   $  6,930
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                          82.10%     80.41%     112.68%     64.09%
                                                                              ========   ========    ========   ========
                    Average commission rate paid+++++                         $  .0623         --          --         --
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effect of sales loads.
                  ++Commencement of Operations.
                ++++Based on average shares outstanding during the period.
                 +++Aggregate total investment return.
               +++++For fiscal years beginning on or after September 1, 1995, the
                    Fund is required to disclose its average commission rate per share for purchases and sales of equity securities.

NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch Fundamental Growth Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Portfolio securities which are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities which are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market value quotations are not available are valued at their fair value as determined in good faith by or under the direction of the Fund's Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the equity, debt and currency markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell interest rate futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Forward foreign exchange contracts--The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. Such contracts are not entered on the Fund's records. However, the effect on operations is recorded from the date the Fund enters into such contracts. Premium or discount is amortized over the life of the contracts.

* Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into US dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends, and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(f) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a five-year period. Prepaid registration fees are charged to expense as the related shares are issued.

(g) Dividends and distributions--Dividends and distributions paid by the Fund are recorded on the ex-dividend dates.

(h) Reclassification--Generally accepted accounting principles require that certain components of net assets be reclassified to reflect permanent differences between financial reporting and tax purposes. Accordingly, current year's permanent book/tax differences of $646,955 has been reclassified from undistributed net realized capital gains to accumulated net investment loss and $49 has been reclassified from paid-in capital in excess of par to undistributed net realized capital gains. These reclassifications have no effect on net assets or net asset values per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Merrill Lynch Asset Management, L.P. ("MLAM"). The general partner of MLAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with Merrill Lynch Funds Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

MLAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at the annual rate of 0.65% of the average daily value of the Fund's net assets. The Investment Advisory Agreement obligates MLAM to reimburse the Fund to the extent the Fund's expenses (excluding interest, taxes, distribution fees, brokerage fees and commissions, and extraordinary items) exceed 2.5% of the Fund's first $30 million of average daily net assets, 2.0% of the next $70 million of average daily net assets, and 1.5% of the remaining average daily net assets. No fee payment will be made to MLAM during any fiscal year which will cause such expenses to exceed the expense limitations at the time of such payment.

Pursuant to the distribution plans (the "Distribution Plans") adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:


                                           Account     Distribution
                                       Maintenance Fee     Fee

Class B                                     0.25%          0.75%
Class C                                     0.25%          0.75%
Class D                                     0.25%           --

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.


NOTES TO FINANCIAL STATEMENTS (concluded)


For the year ended August 31, 1996, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:

                                         MLFD        MLPF&S

Class A                                $  516       $  6,942
Class D                                $9,460       $117,694

For the year ended August 31, 1996, MLPF&S received contingent deferred sales charges of $175,285 and $10,678 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $15,900 in commissions on the execution of portfolio security transactions for the Fund for the year ended August 31, 1996.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by MLAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of MLAM, MLPF&S, MLFDS, PSI, MLFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended August 31, 1996 were $177,383,332 and $148,425,248, respectively.

Net realized and unrealized gains (losses) as of August 31, 1996 were as follows:


                                    Realized      Unrealized
                                 Gains (Losses)     Gains

Long-term investments             $25,809,088    $17,962,455
Short-term investments                   (723)            --
                                  -----------    -----------
Total                             $25,808,365    $17,962,455
                                  ===========    ===========

As of August 31, 1996, net unrealized appreciation for Federal income tax purposes aggregated $17,952,138, of which $24,336,923 related to appreciated securities and $6,384,785 related to depreciated securities. At August 31, 1996, the aggregate cost of investments for Federal income tax purposes was $222,002,288.

4. Capital Share Transactions:
Net increase in net assets derived from capital share transactions were $73,421,174 and $70,633,396, for the years ended August 31, 1996 and August 31, 1995, respectively.

Transactions in capital shares for each class were as follows:

Class A Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                         2,291,835    $29,954,753
Shares issued to shareholders
in reinvestment of distributions.      41,134        522,810
                                  -----------    -----------
Total issued                        2,332,969     30,477,563
Shares redeemed                      (698,358)    (8,998,807)
                                  -----------    -----------
Net increase                        1,634,611    $21,478,756
                                  ===========    ===========


Class A Shares for the Period                       Dollar
Oct. 21, 1994++ to Aug. 31, 1995      Shares        Amount

Shares sold                         2,009,549    $21,624,913
Shares issued to shareholders
in reinvestment of distributions.       8,261         76,992
                                  -----------    -----------
Total issued                        2,017,810     21,701,905
Shares redeemed                      (192,250)    (2,043,907)
                                  -----------    -----------
Net increase                        1,825,560    $19,657,998
                                  ===========    ===========

[FN]
++Commencement of Operations.



Class B Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                         5,820,916    $73,664,245
Shares issued to shareholders
in reinvestment of distributions.     121,775      1,507,570
                                  -----------    -----------
Total issued                        5,942,691     75,171,815
Shares redeemed                    (2,647,233)   (33,330,378)
Automatic conversion of
shares                                (14,867)      (185,102)
                                  -----------    -----------
Net increase                        3,280,591    $41,656,335
                                  ===========    ===========


Class B Shares for the Period                       Dollar
Oct. 21, 1994++ to Aug. 31, 1995      Shares        Amount

Shares sold                         8,004,244    $80,928,047
Shares issued to shareholders
in reinvestment of distributions.      46,613        427,439
                                  -----------    -----------
Total issued                        8,050,857     81,355,486
Shares redeemed                    (2,444,266)   (24,442,131)
Automatic conversion of
shares                                (12,786)      (131,315)
                                  -----------    -----------
Net increase                        5,593,805    $56,782,040
                                  ===========    ===========

[FN]
++Commencement of Operations.


Class C Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                         1,167,623    $14,787,083
Shares issued to shareholders
in reinvestment of distributions.      71,863        889,667
                                  -----------    -----------
Total issued                        1,239,486     15,676,750
Shares redeemed                    (1,007,151)   (12,689,514)
                                  -----------    -----------
Net increase                          232,335    $ 2,987,236
                                  ===========    ===========


Class C Shares for the Year                         Dollar
Ended August 31, 1995                 Shares        Amount

Shares sold                         2,740,277    $27,157,046
Shares issued to shareholders
in reinvestment of distributions.     115,667      1,060,667
                                  -----------    -----------
Total issued                        2,855,944     28,217,713
Shares redeemed                    (3,721,745)   (36,946,754)
                                  -----------    -----------
Net decrease                         (865,801)   $(8,729,041)
                                  ===========    ===========


Class D Shares for the Year                         Dollar
Ended August 31, 1996                 Shares        Amount

Shares sold                           953,782    $12,474,082
Automatic conversion
of shares                              14,515        185,102
Shares issued to shareholders
in reinvestment of distributions.      20,994        266,204
                                  -----------    -----------
Total issued                          989,291     12,925,388
Shares redeemed                      (434,952)    (5,626,541)
                                  -----------    -----------
Net increase                          554,339    $ 7,298,847
                                  ===========    ===========


Class D Shares for the Year                         Dollar
Ended August 31, 1995                 Shares        Amount

Shares sold                           695,327    $ 7,169,960
Automatic conversion
of shares                              12,554        131,315
Shares issued to shareholders
in reinvestment of distributions.      19,040        177,267
                                  -----------    -----------
Total issued                          726,921      7,478,542
Shares redeemed                      (445,171)    (4,556,143)
                                  -----------    -----------
Net increase                          281,750    $ 2,922,399
                                  ===========    ===========

As a result of the implementation of the Merrill Lynch Select Pricing SM System, Class A Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class D Shares. There were 676,497 shares redesignated amounting to $6,699,703. In addition, Class B Shares of the Fund outstanding prior to October 21, 1994 were redesignated to Class C Shares. There were 2,449,771 shares redesignated amounting to $24,321,655.



<AUDIT-REPORT>
REPORT OF INDEPENDENT AUDITORS


To the Shareholders and Board of Directors,
Merrill Lynch Fundamental Growth Fund, Inc.:

We have audited the accompanying statement of assets and liabilities of Merrill Lynch Fundamental Growth Fund, Inc., including the schedule of investments, as of August 31, 1996, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and financial highlights for each of the years indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Merrill Lynch Fundamental Growth Fund, Inc. at August 31, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the indicated years, in conformity with generally accepted accounting principles.


(Ernst & Young LLP)
Princeton, New Jersey
October 2, 1996
</AUDIT-REPORT>